WISDOMTREE TRUST

WisdomTree Global Real Return Fund

Supplement Dated June 27, 2011

To The Prospectus and Statement of Additional Information Dated June 27, 2011

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Additional Information listed above.

The WisdomTree Global Real Return Fund (the “Fund”) is not yet available for sale. The Fund is expected to be available for sale to investors beginning on or about July 11, 2011.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.